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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2005

                                  Novelis Inc.
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             (Exact name of registrant as specified in its charter)

                                CANADA 001-32312
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                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                      (I.R.S. Employer Identification No.)

            3399 Peachtree Road NE Suite 1500 Atlanta, Georgia 30326
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (404) 814-4210


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 31, 2005, Novelis Inc. filed a 10-K and reaffirmed March 2, 2005 guidance. A copy of this release is attached hereto as exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release issued by Novelis Inc., on March 31, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by theundersigned hereunto duly authorized.

                                         NOVELIS INC.
                                         (Registrant)

Date March 24, 2005
                                         /s/ David Kennedy
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                                         David Kennedy, Secretary